UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 15, 2020, Nova LifeStyle, Inc., a Nevada corporation (the “Company”), held its 2020 Annual Meeting of Shareholders. A quorum was present at the meeting as required by the Amended and Restated Bylaws, as amended, of the Company. The final voting results of the matters submitted to a shareholder vote at the meeting are as follows:

Proposal 1: Election of Directors

The following five individuals were elected to the Board of Directors of the Company to serve as directors until the 2021 Annual Meeting of Shareholders and until their successors have been duly elected and qualified by votes as follows:

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Min Su	2,373,961	75,672	1,695,578
Thanh H. Lam	2,405,483	44,150	1,695,578
Bin Liu	2,373,861	75,772	1,695,578
Huy (Charlie) La	2,373,891	75,742	1,695,578
Umesh Patel	2,375,881	73,752	1,695,578

Proposal 2: Approval and Ratification of the Appointment of Centurion ZD CPA & Co. as the Company’s Independent Registered Public Accounting Firm

The shareholders approved and ratified the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as follows:

For	Against	Abstain	Broker Non-Votes
3,695,414	444,098	5,699	N/A

Proposal 3: Advisory Vote on the Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
2,301,196	117,414	31,023	1,695,578

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers

The results of the advisory, non-binding vote as to the frequency of the advisory vote on the compensation of named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain

2,368,147	33,192	33,145	15,149

As described above, a majority of the votes cast at the Annual Meeting voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the recommendation of the Company’s Board of Directors, the Board of Directors determined that it currently intends to hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

By:	/s/ Thanh H. Lam
Thanh H. Lam Chairperson, President and Chief Executive Officer

Date: July 17, 2020